                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               November 12, 1999
                               -----------------
               Date of Report (Date of earliest event reported)


                             RF MONOLITHICS, INC.
                             --------------------
            (Exact name of registrant as specified in its charter)


           Delaware                     0-24414                 75-16380271
           --------                     -------                 -----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
     incorporation)                                          Identification No.)


                                4347 Sigma Road
                              Dallas, Texas 75244
                   (Address of principal executive offices)


                                (972) 233-2903
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 5.     OTHER EVENTS

     On November 12, 1999, RF Monolithics, Inc., a Delaware corporation ("RFM" or the "Company"), announced (i) the appointment of Michael R. Bernique to the newly created position of Chairman of the Board, (ii) the retirement of Sam L. Densmore as President, Chief Executive Officer and a member of the Board of Directors effective as of November 11, 1999, and (iii) the naming of David M. Kirk as President and Chief Executive Officer and the appointment of him to the Board of Directors, assuming the responsibilities previously performed by Mr. Densmore.

     A copy of the Company's press release, dated November 12, 1999, announcing the appointments and Mr. Densmore's resignation is attached hereto as Exhibit
99.1 and incorporated by reference herein.

     This report and the Company's press release attached hereto contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include, but are not limited to, timely development, acceptance and pricing of products, impact of competitive products, general economic conditions, as well as the other risks detained from time to time in the Company's SEC reports, including Form 10-K for the year dated August 31, 1998. The Company does not assume the obligation to update any forward-looking statements contained in this release.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

         EXHIBIT NO.            DESCRIPTION

             99.1               Press Release dated November 12, 1999
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 19, 1999         RF Monolithics, Inc.



                                 By:  /s/ Michael R. Bernique
                                     -----------------------
                                     Michael R. Bernique
                                     Chairman of the Board
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                                 EXHIBIT INDEX


         EXHIBIT NO.            DESCRIPTION

             99.1               Press Release dated November 12, 1999